UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

YELP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
350 Mission Street, 10th Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 908-3801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.000001 per share	YELP	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 13, 2024, Yelp Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) via a live audio webcast. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2024 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter, and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Each of the nine nominees for director was elected to serve until the Company’s 2025 Annual Meeting of Stockholders, or until his or her successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
Fred D. Anderson, Jr.	53,432,276	1,628,031	33,404	7,751,439	97.0%
Christine Barone	54,826,228	231,365	36,118	7,751,439	99.6%
Robert Gibbs	52,534,345	2,524,443	34,923	7,751,439	95.4%
Diane Irvine	53,138,355	1,917,729	37,627	7,751,439	96.5%
Dan Jedda	55,021,826	37,661	34,224	7,751,439	99.9%
Sharon Rothstein	54,659,901	400,423	33,387	7,751,439	99.3%
Jeremy Stoppelman	54,691,923	375,998	25,790	7,751,439	99.3%
Chris Terrill	54,687,837	352,072	53,802	7,751,439	99.4%
Tony Wells	54,774,007	287,840	31,864	7,751,439	99.5%
The Company’s stockholders ratified the selection made by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
62,101,363	691,840	51,947	—	98.9%
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes In Favor
51,805,874	3,235,728	52,109	7,751,439	94.1%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 20, 2024	YELP INC.
		By:	/s/ David Schwarzbach
David Schwarzbach
Chief Financial Officer